EXHIBIT 10.2

ESCROW AGREEMENT WITH BRANCH BANKING AND TRUST COMPANY

[PDC 2004-A Limited Partnership]

SUBSCRIPTION ESCROW AGREEMENT

Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on Schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the "Depositor") and Branch Banking and Trust Company, as escrow agent hereunder (the "Escrow Agent").

WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-xxxxx (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 150 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit, aggregating $3,000,000;

WHEREAS, the Depositor has been named as the underwriter in connection with the proposed offering of the Units in accordance with the terms of the underwriting agreement dated as of __________, 2004 among the Issuer, its general partner and the Depositor (the "Underwriting Agreement"); and

WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment. The Issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in Section 3.

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent. All investment orders involving bank accounts, bank money market accounts, short-term certificates of deposit issued by a bank, U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). In the event that the Escrow Agent does not receive directions to invest funds held in the Escrow Account, the Escrow Agent shall invest such funds in bank money market accounts. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

  Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

(i) If the Issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.

(ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber Investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

5. Escrow Agent. The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.

8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. The Issuer, Depositor and the Subscribers, as applicable are each required to prepare and file any and all income or other tax returns applicable to the Escrow Account with the Internal Revenue Service and all required state and local departments of revenue in all years income is earned in any particular tax year as and to the extent required under the provisions of the Code. Any taxes payable on income earned from the investment of any sums held in the Escrow Account shall be paid by the Issuer, the Depositor, or the Subscribers, as applicable, whether or not the income was distributed by the Escrow Agent. The Escrow Agent shall have no responsibility for the preparation and/or filing of any tax or information return with respect to any transaction, whether or not related to the Agreement that occurs outside the Escrow Account.

10. Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;

    upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
    on the next Business Day (as hereinafter defined) if sent by overnight courier; or
    four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.

    Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on Schedule 1 is authorized or required by law or executive order to remain closed. Notices shall be addressed as follows:

    (i) if to the Issuer:

    Petroleum Development Corporation

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Steven R. Williams

    Fax Number:(304)842-0913

    (ii) if to the Depositor:

    PDC Securities Incorporated

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Darwin L. Stump

    Fax Number: (304)842-0913

    (iii) if to the Escrow Agent

    Branch Banking and Trust Company

    223 West Nash Street,

    Wilson, North Carolina 27893

    Attention: Corporate Trust Services

    Fax Number: (252) 246-4303

    11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

    12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any court judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement, the Escrow Agent is hereby expressly authorized in its sole discretion, to obey and comply with all writs, orders or decrees so entered and issued which it is advised by legal counsel of its own choosing is binding upon its, whether with or without jurisdiction, and in the event that the Escrow Agents obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance not withstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

    IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

    BRANCH BANKING AND TRUST COMPANY

    as Escrow Agent

    By: /s/ Timothy W. Kerry, V.P.

    ISSUER:

    Petroleum Development Corporation as

    Managing General Partner of PDC 2004-A

    Limited Partnership

    By: /s/ Steven R. Williams

    DEPOSITOR:

    PDC SECURITIES, INCORPORATED

    By: /s/ Darwin L. Stump

    Schedule 1

    Effective Date:

    Name Of Issuer: PETROLEUM DEVELOPMENT CORPORATION AS

    MANAGING GENERAL PARTNER

    OF PDC 2004-A LIMITED PARTNERSHIP

    Issuer Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Issuer TIN: 95-2636730

    Name of Depositor: PDC SECURITIES INCORPORATED

    Depositor Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Depositor TIN: 55-0613236

    Escrow Deposit: $

    Investment: [Specify]

    [ ] The Branch Banking and Trust Company Account;

    [ ] A trust account with Branch Banking and Trust Company;

    [X] A money market mutual fund, including without limitation the BB&T US Treasury Money Market Fund or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

    [ ] Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.

    Escrow Agent notice address;

    Escrow Agent's compensation:

    Acceptance Fee: $500

    Deposit Fee: $3.00 per subscriber

    Extraordinary Fee: $100 per hour; minimum increment of one hour.

    Out-of-Pocket Expense: Waived

    Check Issuance Disbursement Fee: $5.00 per check issued to each subscriber

    The fees quoted in this schedule apply to services ordinarily rendered in administering an escrow account and are subject to reasonable adjustment when the Escrow Agent is called upon to undertake unusual duties or as changes in the law, procedures or the cost of doing business demand. The extraordinary fee rate in effect ($100/hour) will apply at the time services are provided.

    The Acceptance Fee is payable upon the execution of the Agreement whether or not the escrow account is funded. In the event the escrow is not funded, the Acceptance Fee and all related expenses will not be refunded.

    Schedule 2

    Telephone Number(s) for Call-Backs and

    Person(s) Designated to Confirm Funds Transfer Instructions

    If to Issuer:

    Name Telephone Number

    1. STEVEN R. WILLIAMS (304) 842-3597

    2. JANET W. POTTER (304) 842-3597

    3.

    If to Depositor:

    Name Telephone Number

    1. DARWIN L. STUMP (304) 842-3597

    2.

    3.

    Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement.

    [PDC 2004-B Limited Partnership]

    SUBSCRIPTION ESCROW AGREEMENT

    Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on Schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the "Depositor") and Branch Banking and Trust Company, as escrow agent hereunder (the "Escrow Agent").

    WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-xxxxx (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 87-1/2 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit, aggregating $1,750,000;

    WHEREAS, the Depositor has been named as the underwriter in connection with the proposed offering of the Units in accordance with the terms of the underwriting agreement dated as of ____________, 2004 among the Issuer, its general partner and the Depositor (the "Underwriting Agreement"); and

    WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

    NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    1. Appointment. The Issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

    2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in Section 3.

    3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent. All investment orders involving bank accounts, bank money market accounts, short-term certificates of deposit issued by a bank, U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). In the event that the Escrow Agent does not receive directions to invest funds held in the Escrow Account, the Escrow Agent shall invest such funds in bank money market accounts. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

    4. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

    (i) If the Issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.

    (ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber Investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

    Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

    5. Escrow Agent. The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

    6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

    7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.

    8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

    9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. The Issuer, Depositor and the Subscribers, as applicable are each required to prepare and file any and all income or other tax returns applicable to the Escrow Account with the Internal Revenue Service and all required state and local departments of revenue in all years income is earned in any particular tax year as and to the extent required under the provisions of the Code. Any taxes payable on income earned from the investment of any sums held in the Escrow Account shall be paid by the Issuer, the Depositor, or the Subscribers, as applicable, whether or not the income was distributed by the Escrow Agent. The Escrow Agent shall have no responsibility for the preparation and/or filing of any tax or information return with respect to any transaction, whether or not related to the Agreement that occurs outside the Escrow Account.

    10. Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;

    upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
    on the next Business Day (as hereinafter defined) if sent by overnight courier; or
    four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.

    Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on Schedule 1 is authorized or required by law or executive order to remain closed. Notices shall be addressed as follows:

    (i) if to the Issuer:

    Petroleum Development Corporation

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Steven R. Williams

    Fax Number:(304)842-0913

    (ii) if to the Depositor:

    PDC Securities Incorporated

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Darwin L. Stump

    Fax Number: (304)842-0913

    (iii) if to the Escrow Agent

    Branch Banking and Trust Company

    223 West Nash Street

    Wilson, North Carolina 27893

    Attention: Corporate Trust Services

    Fax Number: (252) 246-4303

    11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

    12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any court judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement, the Escrow Agent is hereby expressly authorized in its sole discretion, to obey and comply with all writs, orders or decrees so entered and issued which it is advised by legal counsel of its own choosing is binding upon its, whether with or without jurisdiction, and in the event that the Escrow Agents obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance not withstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

    IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

    BRANCH BANKING AND TRUST COMPANY

    as Escrow Agent

    By: /s/ Timothy W. Krisher, V.P.

    ISSUER:

    Petroleum Development Corporation as

    Managing General Partner of PDC 2004-B

    Limited Partnership

    By: /s/ Steven R. Williams

    DEPOSITOR:

    PDC SECURITIES, INCORPORATED

    By: /s/ Darwin L. Stump

    Schedule 1

    Effective Date:

    Name Of Issuer: PETROLEUM DEVELOPMENT CORPORATION AS

    MANAGING GENERAL PARTNER

    OF PDC 2004-B LIMITED PARTNERSHIP

    Issuer Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Issuer TIN: 95-2636730

    Name of Depositor: PDC SECURITIES, INCORPORATED

    Depositor Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Depositor TIN: 55-0613236

    Escrow Deposit: $

    Investment: [Specify]

    [ ] The Branch Banking and Trust Company Account;

    [ ] A trust account with Branch Banking and Trust Company;

    [X] A money market mutual fund, including without limitation the BB&T US Treasury Money Market Fund or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

    [ ] Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.

    Escrow Agent notice address;

    Escrow Agent's compensation:

    Acceptance Fee: $500

    Deposit Fee: $3.00 per subscriber

    Extraordinary Fee: $100 per hour; minimum increment of one hour.

    Out-of-Pocket Expense: Waived

    Check Issuance Disbursement Fee: $5.00 per check issued to each subscriber

    The fees quoted in this schedule apply to services ordinarily rendered in administering an escrow account and are subject to reasonable adjustment when the Escrow Agent is called upon to undertake unusual duties or as changes in the law, procedures or the cost of doing business demand. The extraordinary fee rate in effect ($200/hour) will apply at the time services are provided.

    The Acceptance Fee is payable upon the execution of the Agreement whether or not the escrow account is funded. In the event the escrow is not funded, the Acceptance Fee and all related expenses will not be refunded.

    Schedule 2

    Telephone Number(s) for Call-Backs and

    Person(s) Designated to Confirm Funds Transfer Instructions

    If to Issuer:

    Name Telephone Number

    1. STEVEN R. WILLIAMS (304) 842-3597

    2. JANET W. POTTER (304) 842-3597

    3.

    If to Depositor:

    Name Telephone Number

    1. DARWIN L. STUMP (304) 842-3597

    2.

    3.

    Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement.

    [PDC 2004-C Limited Partnership]

    SUBSCRIPTION ESCROW AGREEMENT

    Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on Schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the "Depositor") and Branch Banking and Trust Company, as escrow agent hereunder (the "Escrow Agent").

    WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-xxxxx (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 87-1/2 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit, aggregating $1,750,000;

    WHEREAS, the Depositor has been named as the underwriter in connection with the proposed offering of the Units in accordance with the terms of the underwriting agreement dated as of __________, 2004 among the Issuer, its general partner and the Depositor (the "Underwriting Agreement"); and

    WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

    NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    1. Appointment. The Issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

    2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in Section 3.

    3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent. All investment orders involving bank accounts, bank money market accounts, short-term certificates of deposit issued by a bank, U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). In the event that the Escrow Agent does not receive directions to invest funds held in the Escrow Account, the Escrow Agent shall invest such funds in bank money market accounts. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

    4. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

    (i) If the Issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.

    (ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber Investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

    Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

    5. Escrow Agent. The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

    6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

    7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.

    8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

    9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. The Issuer, Depositor and the Subscribers, as applicable are each required to prepare and file any and all income or other tax returns applicable to the Escrow Account with the Internal Revenue Service and all required state and local departments of revenue in all years income is earned in any particular tax year as and to the extent required under the provisions of the Code. Any taxes payable on income earned from the investment of any sums held in the Escrow Account shall be paid by the Issuer, the Depositor, or the Subscribers, as applicable, whether or not the income was distributed by the Escrow Agent. The Escrow Agent shall have no responsibility for the preparation and/or filing of any tax or information return with respect to any transaction, whether or not related to the Agreement that occurs outside the Escrow Account.

    10. Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;

    upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
    on the next Business Day (as hereinafter defined) if sent by overnight courier; or
    four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.

    Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on Schedule 1 is authorized or required by law or executive order to remain closed. Notices shall be addressed as follows:

    (i) if to the Issuer:

    Petroleum Development Corporation

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Steven R. Williams

    Fax Number:(304)842-0913

    (ii) if to the Depositor:

    PDC Securities Incorporated

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Darwin L. Stump

    Fax Number: (304)842-0913

    (iii) if to the Escrow Agent

    Branch Banking and Trust Company

    223 West Nash Street

    Wilson, North Carolina 27893

    Attention: Corporate Trust Services

    Fax Number: (252) 246-4303

    11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

    12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any court judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement, the Escrow Agent is hereby expressly authorized in its sole discretion, to obey and comply with all writs, orders or decrees so entered and issued which it is advised by legal counsel of its own choosing is binding upon its, whether with or without jurisdiction, and in the event that the Escrow Agents obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance not withstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

    IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

    BRANCH BANKING AND TRUST COMPANY

    as Escrow Agent

    By: /s/ Timothy W. Krisher, V.P.

    ISSUER:

    Petroleum Development Corporation as

    Managing General Partner of PDC 2004-C

    Limited Partnership

    By: /s/ Steven R. Williams

    DEPOSITOR:

    PDC SECURITIES, INCORPORATED

    By: /s/ Darwin L. Stump

    Schedule 1

    Effective Date:

    Name Of Issuer: PETROLEUM DEVELOPMENT CORPORATION AS

    MANAGING GENERAL PARTNER

    OF PDC 2004-C LIMITED PARTNERSHIP

    Issuer Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Issuer TIN: 95-2636730

    Name of Depositor: PDC SECURITIES, INCORPORATED

    Depositor Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Depositor TIN: 55-0613236

    Escrow Deposit: $

    Investment: [Specify]

    [ ] The Branch Banking and Trust Company Account;

    [ ] A trust account with Branch Banking and Trust Company;

    [X] A money market mutual fund, including without limitation the BB&T US Treasury Money Market Fund or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

    [ ] Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.

    Escrow Agent notice address;

    Escrow Agent's compensation:

    Acceptance Fee: $500

    Deposit Fee: $3.00 per subscriber

    Extraordinary Fee: $100 per hour; minimum increment of one hour.

    Out-of-Pocket Expense: Waived

    Check Issuance Disbursement Fee: $5.00 per check issued to each subscriber

    The fees quoted in this schedule apply to services ordinarily rendered in administering an escrow account and are subject to reasonable adjustment when the Escrow Agent is called upon to undertake unusual duties or as changes in the law, procedures or the cost of doing business demand. The extraordinary fee rate in effect ($200/hour) will apply at the time services are provided.

    The Acceptance Fee is payable upon the execution of the Agreement whether or not the escrow account is funded. In the event the escrow is not funded, the Acceptance Fee and all related expenses will not be refunded.

    Schedule 2

    Telephone Number(s) for Call-Backs and

    Person(s) Designated to Confirm Funds Transfer Instructions

    If to Issuer:

    Name Telephone Number

    1. STEVEN R. WILLIAMS (304) 842-3597

    2. JANET W. POTTER (304) 842-3597

    3.

    If to Depositor:

    Name Telephone Number

    1. DARWIN L. STUMP (304) 842-3597

    2.

    3.

    Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement.

    [PDC 2004-D Limited Partnership]

    SUBSCRIPTION ESCROW AGREEMENT

    Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on Schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the "Depositor") and Branch Banking and Trust Company, as escrow agent hereunder (the "Escrow Agent").

    WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-xxxxx (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 175 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit, aggregating $3,500,000;

    WHEREAS, the Depositor has been named as the underwriter in connection with the proposed offering of the Units in accordance with the terms of the underwriting agreement dated as of ___________, 2004 among the Issuer, its general partner and the Depositor (the "Underwriting Agreement"); and

    WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

    NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    1. Appointment. The Issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

    2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in Section 3.

    3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent. All investment orders involving bank accounts, bank money market accounts, short-term certificates of deposit issued by a bank, U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). In the event that the Escrow Agent does not receive directions to invest funds held in the Escrow Account, the Escrow Agent shall invest such funds in bank money market accounts. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

    4. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

    (i) If the Issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.

    (ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber Investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

    Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

    5. Escrow Agent. The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

    6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

    7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.

    8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

    9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. The Issuer, Depositor and the Subscribers, as applicable are each required to prepare and file any and all income or other tax returns applicable to the Escrow Account with the Internal Revenue Service and all required state and local departments of revenue in all years income is earned in any particular tax year as and to the extent required under the provisions of the Code. Any taxes payable on income earned from the investment of any sums held in the Escrow Account shall be paid by the Issuer, the Depositor, or the Subscribers, as applicable, whether or not the income was distributed by the Escrow Agent. The Escrow Agent shall have no responsibility for the preparation and/or filing of any tax or information return with respect to any transaction, whether or not related to the Agreement that occurs outside the Escrow Account.

    10. Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;

    upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
    on the next Business Day (as hereinafter defined) if sent by overnight courier; or
    four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.

    Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on Schedule 1 is authorized or required by law or executive order to remain closed. Notices shall be addressed as follows:

    (i) if to the Issuer:

    Petroleum Development Corporation

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Steven R. Williams

    Fax Number:(304)842-0913

    (ii) if to the Depositor:

    PDC Securities Incorporated

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Darwin L. Stump

    Fax Number: (304)842-0913

    (iii) if to the Escrow Agent

    Branch Banking and Trust Company

    223 West Nash Street

    Wilson, North Carolina 27893

    Attention: Corporate Trust Services

    Fax Number: (252) 246-4303

    11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

    12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any court judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement, the Escrow Agent is hereby expressly authorized in its sole discretion, to obey and comply with all writs, orders or decrees so entered and issued which it is advised by legal counsel of its own choosing is binding upon its, whether with or without jurisdiction, and in the event that the Escrow Agents obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance not withstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

    IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

    BRANCH BANKING AND TRUST COMPANY

    as Escrow Agent

    By: /s/ Timothy W. Krisher, V.P.

    ISSUER:

    Petroleum Development Corporation as

    Managing General Partner of PDC 2004-D

    Limited Partnership

    By: /s/ Steven R. Williams

    DEPOSITOR:

    PDC SECURITIES, INCORPORATED

    By: /s/ Darwin L. Stump

    Schedule 1

    Effective Date:

    Name Of Issuer: PETROLEUM DEVELOPMENT CORPORATION AS

    MANAGING GENERAL PARTNER

    OF PDC 2004-D LIMITED PARTNERSHIP

    Issuer Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Issuer TIN: 95-2636730

    Name of Depositor: PDC SECURITIES, INCORPORATED

    Depositor Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Depositor TIN: 55-0613236

    Escrow Deposit: $

    Investment: [Specify]

    [ ] The Branch Banking and Trust Company Account;

    [ ] A trust account with Branch Banking and Trust Company;

    [X] A money market mutual fund, including without limitation the BB&T US Treasury Money Market Fund or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

    [ ] Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.

    Escrow Agent notice address;

    Escrow Agent's compensation:

    Acceptance Fee: $500

    Deposit Fee: $3.00 per subscriber

    Extraordinary Fee: $100 per hour; minimum increment of one hour.

    Out-of-Pocket Expense: Waived

    Check Issuance Disbursement Fee: $5.00 per check issued to each subscriber

    The fees quoted in this schedule apply to services ordinarily rendered in administering an escrow account and are subject to reasonable adjustment when the Escrow Agent is called upon to undertake unusual duties or as changes in the law, procedures or the cost of doing business demand. The extraordinary fee rate in effect ($200/hour) will apply at the time services are provided.

    The Acceptance Fee is payable upon the execution of the Agreement whether or not the escrow account is funded. In the event the escrow is not funded, the Acceptance Fee and all related expenses will not be refunded.

    Schedule 2

    Telephone Number(s) for Call-Backs and

    Person(s) Designated to Confirm Funds Transfer Instructions

    If to Issuer:

    Name Telephone Number

    1. STEVEN R. WILLIAMS (304) 842-3597

    2. JANET W. POTTER (304) 842-3597

    3.

    If to Depositor:

    Name Telephone Number

    1. DARWIN L. STUMP (304) 842-3597

    2.

    3.

    Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement.

    [PDC 2005-A Limited Partnership]

    SUBSCRIPTION ESCROW AGREEMENT

    Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on Schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the "Depositor") and Branch Banking and Trust Company, as escrow agent hereunder (the "Escrow Agent").

    WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-xxxxx (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 150 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit, aggregating $3,000,000;

    WHEREAS, the Depositor has been named as the underwriter in connection with the proposed offering of the Units in accordance with the terms of the underwriting agreement dated as of ___________, 2004 among the Issuer, its general partner and the Depositor (the "Underwriting Agreement"); and

    WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

    NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    1. Appointment. The Issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

    2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in Section 3.

    3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent. All investment orders involving bank accounts, bank money market accounts, short-term certificates of deposit issued by a bank, U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). In the event that the Escrow Agent does not receive directions to invest funds held in the Escrow Account, the Escrow Agent shall invest such funds in bank money market accounts. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

    4. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

    (i) If the Issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.

    (ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber Investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

    Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

    5. Escrow Agent. The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

    6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

    7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.

    8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

    9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. The Issuer, Depositor and the Subscribers, as applicable are each required to prepare and file any and all income or other tax returns applicable to the Escrow Account with the Internal Revenue Service and all required state and local departments of revenue in all years income is earned in any particular tax year as and to the extent required under the provisions of the Code. Any taxes payable on income earned from the investment of any sums held in the Escrow Account shall be paid by the Issuer, the Depositor, or the Subscribers, as applicable, whether or not the income was distributed by the Escrow Agent. The Escrow Agent shall have no responsibility for the preparation and/or filing of any tax or information return with respect to any transaction, whether or not related to the Agreement that occurs outside the Escrow Account.

    10. Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;

    upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
    on the next Business Day (as hereinafter defined) if sent by overnight courier; or
    four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.

    Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on Schedule 1 is authorized or required by law or executive order to remain closed. Notices shall be addressed as follows:

    (i) if to the Issuer:

    Petroleum Development Corporation

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Steven R. Williams

    Fax Number:(304)842-0913

    (ii) if to the Depositor:

    PDC Securities Incorporated

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Darwin L. Stump

    Fax Number: (304)842-0913

    (iii) if to the Escrow Agent

    Branch Banking and Trust Company

    223 West Nash Street

    Wilson, North Carolina 27893

    Attention: Corporate Trust Services

    Fax Number: (252) 246-4303

    11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

    12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any court judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement, the Escrow Agent is hereby expressly authorized in its sole discretion, to obey and comply with all writs, orders or decrees so entered and issued which it is advised by legal counsel of its own choosing is binding upon its, whether with or without jurisdiction, and in the event that the Escrow Agents obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance not withstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

    IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

    BRANCH BANKING AND TRUST COMPANY

    as Escrow Agent

    By: /s/ Timothy W. Krisher, V.P.

    ISSUER:

    Petroleum Development Corporation as

    Managing General Partner of PDC 2005-A

    Limited Partnership

    By: /s/ Steven R. Williams

    DEPOSITOR:

    PDC SECURITIES, INCORPORATED

    By: /s/ Darwin L. Stump

    Schedule 1

    Effective Date:

    Name Of Issuer: PETROLEUM DEVELOPMENT CORPORATION AS

    MANAGING GENERAL PARTNER

    OF PDC 2005-A LIMITED PARTNERSHIP

    Issuer Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Issuer TIN: 95-2636730

    Name of Depositor: PDC SECURITIES, INCORPORATED

    Depositor Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Depositor TIN: 55-0613236

    Escrow Deposit: $

    Investment: [Specify]

    [ ] The Branch Banking and Trust Company Account;

    [ ] A trust account with Branch Banking and Trust Company;

    [X] A money market mutual fund, including without limitation the BB&T US Treasury Money Market Fund or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

    [ ] Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.

    Escrow Agent notice address;

    Escrow Agent's compensation:

    Acceptance Fee: $500

    Deposit Fee: $3.00 per subscriber

    Extraordinary Fee: $100 per hour; minimum increment of one hour.

    Out-of-Pocket Expense: Waived

    Check Issuance Disbursement Fee: $5.00 per check issued to each subscriber

    The fees quoted in this schedule apply to services ordinarily rendered in administering an escrow account and are subject to reasonable adjustment when the Escrow Agent is called upon to undertake unusual duties or as changes in the law, procedures or the cost of doing business demand. The extraordinary fee rate in effect ($100/hour) will apply at the time services are provided.

    The Acceptance Fee is payable upon the execution of the Agreement whether or not the escrow account is funded. In the event the escrow is not funded, the Acceptance Fee and all related expenses will not be refunded.

    Schedule 2

    Telephone Number(s) for Call-Backs and

    Person(s) Designated to Confirm Funds Transfer Instructions

    If to Issuer:

    Name Telephone Number

    1. STEVEN R. WILLIAMS (304) 842-3597

    2. JANET W. POTTER (304) 842-3597

    3.

    If to Depositor:

    Name Telephone Number

    1. DARWIN L. STUMP (304) 842-3597

    2.

    3.

    Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement.

    [PDC 2005-B Limited Partnership]

    SUBSCRIPTION ESCROW AGREEMENT

    Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on Schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the "Depositor") and Branch Banking and Trust Company, as escrow agent hereunder (the "Escrow Agent").

    WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-xxxxx (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 87-1/2 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit, aggregating $1,750,000;

    WHEREAS, the Depositor has been named as the underwriter in connection with the proposed offering of the Units in accordance with the terms of the underwriting agreement dated as of _____________, 2004 among the Issuer, its general partner and the Depositor (the "Underwriting Agreement"); and

    WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

    NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    1. Appointment. The Issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

    2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in Section 3.

    3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent. All investment orders involving bank accounts, bank money market accounts, short-term certificates of deposit issued by a bank, U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). In the event that the Escrow Agent does not receive directions to invest funds held in the Escrow Account, the Escrow Agent shall invest such funds in bank money market accounts. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

    4. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

    (i) If the Issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.

    (ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber Investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

    Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

    5. Escrow Agent. The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

    6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

    7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.

    8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

    9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. The Issuer, Depositor and the Subscribers, as applicable are each required to prepare and file any and all income or other tax returns applicable to the Escrow Account with the Internal Revenue Service and all required state and local departments of revenue in all years income is earned in any particular tax year as and to the extent required under the provisions of the Code. Any taxes payable on income earned from the investment of any sums held in the Escrow Account shall be paid by the Issuer, the Depositor, or the Subscribers, as applicable, whether or not the income was distributed by the Escrow Agent. The Escrow Agent shall have no responsibility for the preparation and/or filing of any tax or information return with respect to any transaction, whether or not related to the Agreement that occurs outside the Escrow Account.

    10. Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;

    upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
    on the next Business Day (as hereinafter defined) if sent by overnight courier; or
    four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.

    Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on Schedule 1 is authorized or required by law or executive order to remain closed. Notices shall be addressed as follows:

    (i) if to the Issuer:

    Petroleum Development Corporation

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Steven R. Williams

    Fax Number:(304)842-0913

    (ii) if to the Depositor:

    PDC Securities Incorporated

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Darwin L. Stump

    Fax Number: (304)842-0913

    (iii) if to the Escrow Agent

    Branch Banking and Trust Company

    223 West Nash Street

    Wilson, North Carolina 27893

    Attention: Corporate Trust Services

    Fax Number: (252) 246-4303

    11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

    12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any court judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement, the Escrow Agent is hereby expressly authorized in its sole discretion, to obey and comply with all writs, orders or decrees so entered and issued which it is advised by legal counsel of its own choosing is binding upon its, whether with or without jurisdiction, and in the event that the Escrow Agents obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance not withstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

    IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

    BRANCH BANKING AND TRUST COMPANY

    as Escrow Agent

    By: /s/ Timothy W. Krisher, V.P.

    ISSUER:

    Petroleum Development Corporation as

    Managing General Partner of PDC 2005-B

    Limited Partnership

    By: /s/ Steven R. Williams

    DEPOSITOR:

    PDC SECURITIES, INCORPORATED

    By: /s/ Darwin L. Stump

    Schedule 1

    Effective Date:

    Name Of Issuer: PETROLEUM DEVELOPMENT CORPORATION AS

    MANAGING GENERAL PARTNER

    OF PDC 2005-B LIMITED PARTNERSHIP

    Issuer Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Issuer TIN: 95-2636730

    Name of Depositor: PDC SECURITIES, INCORPORATED

    Depositor Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Depositor TIN: 55-0613236

    Escrow Deposit: $

    Investment: [Specify]

    [ ] The Branch Banking and Trust Company Account;

    [ ] A trust account with Branch Banking and Trust Company;

    [X] A money market mutual fund, including without limitation the BB&T US Treasury Money Market Fund or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

    [ ] Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.

    Escrow Agent notice address;

    Escrow Agent's compensation:

    Acceptance Fee: $500

    Deposit Fee: $3.00 per subscriber

    Extraordinary Fee: $100 per hour; minimum increment of one hour.

    Out-of-Pocket Expense: Waived

    Check Issuance Disbursement Fee: $5.00 per check issued to each subscriber

    The fees quoted in this schedule apply to services ordinarily rendered in administering an escrow account and are subject to reasonable adjustment when the Escrow Agent is called upon to undertake unusual duties or as changes in the law, procedures or the cost of doing business demand. The extraordinary fee rate in effect ($100/hour) will apply at the time services are provided.

    The Acceptance Fee is payable upon the execution of the Agreement whether or not the escrow account is funded. In the event the escrow is not funded, the Acceptance Fee and all related expenses will not be refunded.

    Schedule 2

    Telephone Number(s) for Call-Backs and

    Person(s) Designated to Confirm Funds Transfer Instructions

    If to Issuer:

    Name Telephone Number

    1. STEVEN R. WILLIAMS (304) 842-3597

    2. JANET W. POTTER (304) 842-3597

    3.

    If to Depositor:

    Name Telephone Number

    1. DARWIN L. STUMP (304) 842-3597

    2.

    3.

    Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement.

    [PDC 2005-C Limited Partnership]

    SUBSCRIPTION ESCROW AGREEMENT

    Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on Schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the "Depositor") and Branch Banking and Trust Company, as escrow agent hereunder (the "Escrow Agent").

    WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-xxxxx (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 87-1/2 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit, aggregating $1,750,000;

    WHEREAS, the Depositor has been named as the underwriter in connection with the proposed offering of the Units in accordance with the terms of the underwriting agreement dated as of __________, 2004 among the Issuer, its general partner and the Depositor (the "Underwriting Agreement"); and

    WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

    NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    1. Appointment. The Issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

    2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in Section 3.

    3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent. All investment orders involving bank accounts, bank money market accounts, short-term certificates of deposit issued by a bank, U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). In the event that the Escrow Agent does not receive directions to invest funds held in the Escrow Account, the Escrow Agent shall invest such funds in bank money market accounts. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

    4. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

    (i) If the Issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.

    (ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber Investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

    Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

    5. Escrow Agent. The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

    6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

    7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.

    8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

    9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. The Issuer, Depositor and the Subscribers, as applicable are each required to prepare and file any and all income or other tax returns applicable to the Escrow Account with the Internal Revenue Service and all required state and local departments of revenue in all years income is earned in any particular tax year as and to the extent required under the provisions of the Code. Any taxes payable on income earned from the investment of any sums held in the Escrow Account shall be paid by the Issuer, the Depositor, or the Subscribers, as applicable, whether or not the income was distributed by the Escrow Agent. The Escrow Agent shall have no responsibility for the preparation and/or filing of any tax or information return with respect to any transaction, whether or not related to the Agreement that occurs outside the Escrow Account.

    10. Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;

    upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
    on the next Business Day (as hereinafter defined) if sent by overnight courier; or
    four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.

    Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on Schedule 1 is authorized or required by law or executive order to remain closed. Notices shall be addressed as follows:

    (i) if to the Issuer:

    Petroleum Development Corporation

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Steven R. Williams

    Fax Number:(304)842-0913

    (ii) if to the Depositor:

    PDC Securities Incorporated

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Darwin L. Stump

    Fax Number: (304)842-0913

    (iii) if to the Escrow Agent

    Branch Banking and Trust Company

    223 West Nash Street

    Wilson, North Carolina 27893

    Attention: Corporate Trust Services

    Fax Number: (252) 246-4303

    11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

    12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any court judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement, the Escrow Agent is hereby expressly authorized in its sole discretion, to obey and comply with all writs, orders or decrees so entered and issued which it is advised by legal counsel of its own choosing is binding upon its, whether with or without jurisdiction, and in the event that the Escrow Agents obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance not withstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

    IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

    BRANCH BANKING AND TRUST COMPANY

    as Escrow Agent

    By: /s/ Timothy W. Krisher, V.P.

    ISSUER:

    Petroleum Development Corporation as

    Managing General Partner of PDC 2005-C

    Limited Partnership

    By: /s/ Steven R. Williams

    DEPOSITOR:

    PDC SECURITIES, INCORPORATED

    By: /s/ Darwin L. Stump

    Schedule 1

    Effective Date:

    Name Of Issuer: PETROLEUM DEVELOPMENT CORPORATION AS

    MANAGING GENERAL PARTNER

    OF PDC 2005-C LIMITED PARTNERSHIP

    Issuer Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Issuer TIN: 95-2636730

    Name of Depositor: PDC SECURITIES, INCORPORATED

    Depositor Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Depositor TIN: 55-0613236

    Escrow Deposit: $

    Investment: [Specify]

    [ ] The Branch Banking and Trust Company Account;

    [ ] A trust account with Branch Banking and Trust Company;

    [X] A money market mutual fund, including without limitation the BB&T US Treasury Money Market Fund or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

    [ ] Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.

    Escrow Agent notice address;

    Escrow Agent's compensation:

    Acceptance Fee: $500

    Deposit Fee: $3.00 per subscriber

    Extraordinary Fee: $100 per hour; minimum increment of one hour.

    Out-of-Pocket Expense: Waived

    Check Issuance Disbursement Fee: $5.00 per check issued to each subscriber

    The fees quoted in this schedule apply to services ordinarily rendered in administering an escrow account and are subject to reasonable adjustment when the Escrow Agent is called upon to undertake unusual duties or as changes in the law, procedures or the cost of doing business demand. The extraordinary fee rate in effect ($100/hour) will apply at the time services are provided.

    The Acceptance Fee is payable upon the execution of the Agreement whether or not the escrow account is funded. In the event the escrow is not funded, the Acceptance Fee and all related expenses will not be refunded.

    Schedule 2

    Telephone Number(s) for Call-Backs and

    Person(s) Designated to Confirm Funds Transfer Instructions

    If to Issuer:

    Name Telephone Number

    1. STEVEN R. WILLIAMS (304) 842-3597

    2. JANET W. POTTER (304) 842-3597

    3.

    If to Depositor:

    Name Telephone Number

    1. DARWIN L. STUMP (304) 842-3597

    2.

    3.

    Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement.

    [PDC 2005-D Limited Partnership]

    SUBSCRIPTION ESCROW AGREEMENT

    Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on Schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the "Depositor") and Branch Banking and Trust Company, as escrow agent hereunder (the "Escrow Agent").

    WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-xxxxx (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 175 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit, aggregating $3,500,000;

    WHEREAS, the Depositor has been named as the underwriter in connection with the proposed offering of the Units in accordance with the terms of the underwriting agreement dated as of __________, 2004 among the Issuer, its general partner and the Depositor (the "Underwriting Agreement"); and

    WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

    NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    1. Appointment. The Issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

    2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in Section 3.

    3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent. All investment orders involving bank accounts, bank money market accounts, short-term certificates of deposit issued by a bank, U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). In the event that the Escrow Agent does not receive directions to invest funds held in the Escrow Account, the Escrow Agent shall invest such funds in bank money market accounts. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

    4. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

    (i) If the Issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.

    (ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber Investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

    Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

    5. Escrow Agent. The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

    6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

    7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.

    8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

    9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. The Issuer, Depositor and the Subscribers, as applicable are each required to prepare and file any and all income or other tax returns applicable to the Escrow Account with the Internal Revenue Service and all required state and local departments of revenue in all years income is earned in any particular tax year as and to the extent required under the provisions of the Code. Any taxes payable on income earned from the investment of any sums held in the Escrow Account shall be paid by the Issuer, the Depositor, or the Subscribers, as applicable, whether or not the income was distributed by the Escrow Agent. The Escrow Agent shall have no responsibility for the preparation and/or filing of any tax or information return with respect to any transaction, whether or not related to the Agreement that occurs outside the Escrow Account.

    10. Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;

    upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
    on the next Business Day (as hereinafter defined) if sent by overnight courier; or
    four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.

    Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on Schedule 1 is authorized or required by law or executive order to remain closed. Notices shall be addressed as follows:

    (i) if to the Issuer:

    Petroleum Development Corporation

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Steven R. Williams

    Fax Number:(304)842-0913

    (ii) if to the Depositor:

    PDC Securities Incorporated

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Darwin L. Stump

    Fax Number: (304)842-0913

    (iii) if to the Escrow Agent

    Branch Banking and Trust Company

    223 West Nash Street

    Wilson, North Carolina 27893

    Attention: Corporate Trust Services

    Fax Number: (252) 246-4303

    11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

    12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any court judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement, the Escrow Agent is hereby expressly authorized in its sole discretion, to obey and comply with all writs, orders or decrees so entered and issued which it is advised by legal counsel of its own choosing is binding upon its, whether with or without jurisdiction, and in the event that the Escrow Agents obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance not withstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

    IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

    BRANCH BANKING AND TRUST COMPANY

    as Escrow Agent

    By: /s/ Timothy W. Krisher, V.P.

    ISSUER:

    Petroleum Development Corporation as

    Managing General Partner of PDC 2005-D

    Limited Partnership

    By: /s/ Steven R. Williams

    DEPOSITOR:

    PDC SECURITIES, INCORPORATED

    By: /s/ Darwin L. Stump

    Schedule 1

    Effective Date:

    Name Of Issuer: PETROLEUM DEVELOPMENT CORPORATION AS

    MANAGING GENERAL PARTNER

    OF PDC 2005-D LIMITED PARTNERSHIP

    Issuer Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Issuer TIN: 95-2636730

    Name of Depositor: PDC SECURITIES, INCORPORATED

    Depositor Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Depositor TIN: 55-0613236

    Escrow Deposit: $

    Investment: [Specify]

    [ ] The Branch Banking and Trust Company Account;

    [ ] A trust account with Branch Banking and Trust Company;

    [X] A money market mutual fund, including without limitation the BB&T US Treasury Money Market Fund or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

    [ ] Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.

    Escrow Agent notice address;

    Escrow Agent's compensation:

    Acceptance Fee: $500

    Deposit Fee: $3.00 per subscriber

    Extraordinary Fee: $100 per hour; minimum increment of one hour.

    Out-of-Pocket Expense: Waived

    Check Issuance Disbursement Fee: $5.00 per check issued to each subscriber

    The fees quoted in this schedule apply to services ordinarily rendered in administering an escrow account and are subject to reasonable adjustment when the Escrow Agent is called upon to undertake unusual duties or as changes in the law, procedures or the cost of doing business demand. The extraordinary fee rate in effect ($100/hour) will apply at the time services are provided.

    The Acceptance Fee is payable upon the execution of the Agreement whether or not the escrow account is funded. In the event the escrow is not funded, the Acceptance Fee and all related expenses will not be refunded.

    Schedule 2

    Telephone Number(s) for Call-Backs and

    Person(s) Designated to Confirm Funds Transfer Instructions

    If to Issuer:

    Name Telephone Number

    1. STEVEN R. WILLIAMS (304) 842-3597

    2. JANET W. POTTER (304) 842-3597

    3.

    If to Depositor:

    Name Telephone Number

    1. DARWIN L. STUMP (304) 842-3597

    2.

    3.

    Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement.

    [PDC 2006-A Limited Partnership]

    SUBSCRIPTION ESCROW AGREEMENT

    Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on Schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the "Depositor") and Branch Banking and Trust Company, as escrow agent hereunder (the "Escrow Agent").

    WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-xxxxx (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 150 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit, aggregating $3,000,000;

    WHEREAS, the Depositor has been named as the underwriter in connection with the proposed offering of the Units in accordance with the terms of the underwriting agreement dated as of __________, 2004 among the Issuer, its general partner and the Depositor (the "Underwriting Agreement"); and

    WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

    NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    1. Appointment. The Issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

    2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in Section 3.

    3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent. All investment orders involving bank accounts, bank money market accounts, short-term certificates of deposit issued by a bank, U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). In the event that the Escrow Agent does not receive directions to invest funds held in the Escrow Account, the Escrow Agent shall invest such funds in bank money market accounts. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

    4. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

    (i) If the Issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.

    (ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber Investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

    Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

    5. Escrow Agent. The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

    6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

    7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.

    8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

    9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. The Issuer, Depositor and the Subscribers, as applicable are each required to prepare and file any and all income or other tax returns applicable to the Escrow Account with the Internal Revenue Service and all required state and local departments of revenue in all years income is earned in any particular tax year as and to the extent required under the provisions of the Code. Any taxes payable on income earned from the investment of any sums held in the Escrow Account shall be paid by the Issuer, the Depositor, or the Subscribers, as applicable, whether or not the income was distributed by the Escrow Agent. The Escrow Agent shall have no responsibility for the preparation and/or filing of any tax or information return with respect to any transaction, whether or not related to the Agreement that occurs outside the Escrow Account.

    10. Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;

    upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
    on the next Business Day (as hereinafter defined) if sent by overnight courier; or
    four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.

    Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on Schedule 1 is authorized or required by law or executive order to remain closed. Notices shall be addressed as follows:

    (i) if to the Issuer:

    Petroleum Development Corporation

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Steven R. Williams

    Fax Number:(304)842-0913

    (ii) if to the Depositor:

    PDC Securities Incorporated

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Darwin L. Stump

    Fax Number: (304)842-0913

    (iii) if to the Escrow Agent

    Branch Banking and Trust Company

    223 West Nash Street

    Wilson, North Carolina 27893

    Attention: Corporate Trust Services

    Fax Number: (252) 246-4303

    11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

    12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any court judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement, the Escrow Agent is hereby expressly authorized in its sole discretion, to obey and comply with all writs, orders or decrees so entered and issued which it is advised by legal counsel of its own choosing is binding upon its, whether with or without jurisdiction, and in the event that the Escrow Agents obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance not withstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

    IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

    BRANCH BANKING AND TRUST COMPANY

    as Escrow Agent

    By: /s/ Timothy W. Krisher, V.P.

    ISSUER:

    Petroleum Development Corporation as

    Managing General Partner of PDC 2006-A

    Limited Partnership

    By: /s/ Steven R. Williams

    DEPOSITOR:

    PDC SECURITIES, INCORPORATED

    By: /s/ Darwin L. Stump

    Schedule 1

    Effective Date:

    Name Of Issuer: PETROLEUM DEVELOPMENT CORPORATION AS

    MANAGING GENERAL PARTNER

    OF PDC 2006-A LIMITED PARTNERSHIP

    Issuer Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Issuer TIN: 95-2636730

    Name of Depositor: PDC SECURITIES, INCORPORATED

    Depositor Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Depositor TIN: 55-0613236

    Escrow Deposit: $

    Investment: [Specify]

    [ ] The Branch Banking and Trust Company Account;

    [ ] A trust account with Branch Banking and Trust Company;

    [X] A money market mutual fund, including without limitation the BB&T US Treasury Money Market Fund or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

    [ ] Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.

    Escrow Agent notice address;

    Escrow Agent's compensation:

    Acceptance Fee: $500

    Deposit Fee: $3.00 per subscriber

    Extraordinary Fee: $100 per hour; minimum increment of one hour.

    Out-of-Pocket Expense: Waived

    Check Issuance Disbursement Fee: $5.00 per check issued to each subscriber

    The fees quoted in this schedule apply to services ordinarily rendered in administering an escrow account and are subject to reasonable adjustment when the Escrow Agent is called upon to undertake unusual duties or as changes in the law, procedures or the cost of doing business demand. The extraordinary fee rate in effect ($100/hour) will apply at the time services are provided.

    The Acceptance Fee is payable upon the execution of the Agreement whether or not the escrow account is funded. In the event the escrow is not funded, the Acceptance Fee and all related expenses will not be refunded.

    Schedule 2

    Telephone Number(s) for Call-Backs and

    Person(s) Designated to Confirm Funds Transfer Instructions

    If to Issuer:

    Name Telephone Number

    1. STEVEN R. WILLIAMS (304) 842-3597

    2. JANET W. POTTER (304) 842-3597

    3.

    If to Depositor:

    Name Telephone Number

    1. DARWIN L. STUMP (304) 842-3597

    2.

    3.

    Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement.

    [PDC 2006-B Limited Partnership]

    SUBSCRIPTION ESCROW AGREEMENT

    Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on Schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the "Depositor") and Branch Banking and Trust Company, as escrow agent hereunder (the "Escrow Agent").

    WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-xxxxx (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 87-1/2 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit, aggregating $1,750,000;

    WHEREAS, the Depositor has been named as the underwriter in connection with the proposed offering of the Units in accordance with the terms of the underwriting agreement dated as of ___________, 2004 among the Issuer, its general partner and the Depositor (the "Underwriting Agreement"); and

    WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

    NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    1. Appointment. The Issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

    2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in Section 3.

    3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent. All investment orders involving bank accounts, bank money market accounts, short-term certificates of deposit issued by a bank, U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). In the event that the Escrow Agent does not receive directions to invest funds held in the Escrow Account, the Escrow Agent shall invest such funds in bank money market accounts. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

    4. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

    (i) If the Issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.

    (ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber Investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

    Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

    5. Escrow Agent. The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

    6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

    7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.

    8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

    9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. The Issuer, Depositor and the Subscribers, as applicable are each required to prepare and file any and all income or other tax returns applicable to the Escrow Account with the Internal Revenue Service and all required state and local departments of revenue in all years income is earned in any particular tax year as and to the extent required under the provisions of the Code. Any taxes payable on income earned from the investment of any sums held in the Escrow Account shall be paid by the Issuer, the Depositor, or the Subscribers, as applicable, whether or not the income was distributed by the Escrow Agent. The Escrow Agent shall have no responsibility for the preparation and/or filing of any tax or information return with respect to any transaction, whether or not related to the Agreement that occurs outside the Escrow Account.

    10. Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;

    upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
    on the next Business Day (as hereinafter defined) if sent by overnight courier; or
    four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.

    Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on Schedule 1 is authorized or required by law or executive order to remain closed. Notices shall be addressed as follows:

    (i) if to the Issuer:

    Petroleum Development Corporation

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Steven R. Williams

    Fax Number:(304)842-0913

    (ii) if to the Depositor:

    PDC Securities Incorporated

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Darwin L. Stump

    Fax Number: (304)842-0913

    (iii) if to the Escrow Agent

    Branch Banking and Trust Company

    223 West Nash Street

    Wilson, North Carolina 27893

    Attention: Corporate Trust Services

    Fax Number: (252) 246-4303

    11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

    12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any court judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement, the Escrow Agent is hereby expressly authorized in its sole discretion, to obey and comply with all writs, orders or decrees so entered and issued which it is advised by legal counsel of its own choosing is binding upon its, whether with or without jurisdiction, and in the event that the Escrow Agents obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance not withstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

    IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

    BRANCH BANKING AND TRUST COMPANY

    as Escrow Agent

    By: /s/ Timothy W. Krisher, V.P.

    ISSUER:

    Petroleum Development Corporation as

    Managing General Partner of PDC 2006-B

    Limited Partnership

    By: /s/ Steven R. Williams

    DEPOSITOR:

    PDC SECURITIES, INCORPORATED

    By: /s/ Darwin L. Stump

    Schedule 1

    Effective Date:

    Name Of Issuer: PETROLEUM DEVELOPMENT CORPORATION AS

    MANAGING GENERAL PARTNER

    OF PDC 2006-B LIMITED PARTNERSHIP

    Issuer Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Issuer TIN: 95-2636730

    Name of Depositor: PDC SECURITIES, INCORPORATED

    Depositor Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Depositor TIN: 55-0613236

    Escrow Deposit: $

    Investment: [Specify]

    [ ] The Branch Banking and Trust Company Account;

    [ ] A trust account with Branch Banking and Trust Company;

    [X] A money market mutual fund, including without limitation the BB&T US Treasury Money Market Fund or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

    [ ] Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.

    Escrow Agent notice address;

    Escrow Agent's compensation:

    Acceptance Fee: $500

    Deposit Fee: $3.00 per subscriber

    Extraordinary Fee: $100 per hour; minimum increment of one hour.

    Out-of-Pocket Expense: Waived

    Check Issuance Disbursement Fee: $5.00 per check issued to each subscriber

    The fees quoted in this schedule apply to services ordinarily rendered in administering an escrow account and are subject to reasonable adjustment when the Escrow Agent is called upon to undertake unusual duties or as changes in the law, procedures or the cost of doing business demand. The extraordinary fee rate in effect ($200/hour) will apply at the time services are provided.

    The Acceptance Fee is payable upon the execution of the Agreement whether or not the escrow account is funded. In the event the escrow is not funded, the Acceptance Fee and all related expenses will not be refunded.

    Schedule 2

    Telephone Number(s) for Call-Backs and

    Person(s) Designated to Confirm Funds Transfer Instructions

    If to Issuer:

    Name Telephone Number

    1. STEVEN R. WILLIAMS (304) 842-3597

    2. JANET W. POTTER (304) 842-3597

    3.

    If to Depositor:

    Name Telephone Number

    1. DARWIN L. STUMP (304) 842-3597

    2.

    3.

    Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement.

    [PDC 2006-C Limited Partnership]

    SUBSCRIPTION ESCROW AGREEMENT

    Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on Schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the "Depositor") and Branch Banking and Trust Company, as escrow agent hereunder (the "Escrow Agent").

    WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-xxxxx (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 87-1/2 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit, aggregating $1,750,000;

    WHEREAS, the Depositor has been named as the underwriter in connection with the proposed offering of the Units in accordance with the terms of the underwriting agreement dated as of __________, 2004 among the Issuer, its general partner and the Depositor (the "Underwriting Agreement"); and

    WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

    NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    1. Appointment. The Issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

    2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in Section 3.

    3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent. All investment orders involving bank accounts, bank money market accounts, short-term certificates of deposit issued by a bank, U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). In the event that the Escrow Agent does not receive directions to invest funds held in the Escrow Account, the Escrow Agent shall invest such funds in bank money market accounts. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

    4. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

    (i) If the Issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.

    (ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber Investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

    Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

    5. Escrow Agent. The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

    6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

    7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.

    8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

    9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. The Issuer, Depositor and the Subscribers, as applicable are each required to prepare and file any and all income or other tax returns applicable to the Escrow Account with the Internal Revenue Service and all required state and local departments of revenue in all years income is earned in any particular tax year as and to the extent required under the provisions of the Code. Any taxes payable on income earned from the investment of any sums held in the Escrow Account shall be paid by the Issuer, the Depositor, or the Subscribers, as applicable, whether or not the income was distributed by the Escrow Agent. The Escrow Agent shall have no responsibility for the preparation and/or filing of any tax or information return with respect to any transaction, whether or not related to the Agreement that occurs outside the Escrow Account.

    10. Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;

    upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
    on the next Business Day (as hereinafter defined) if sent by overnight courier; or
    four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.

    Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on Schedule 1 is authorized or required by law or executive order to remain closed. Notices shall be addressed as follows:

    (i) if to the Issuer:

    Petroleum Development Corporation

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Steven R. Williams

    Fax Number:(304)842-0913

    (ii) if to the Depositor:

    PDC Securities Incorporated

    103 E. Main Street

    Bridgeport, WV 26330

    Attention: Darwin L. Stump

    Fax Number: (304)842-0913

    (iii) if to the Escrow Agent

    Branch Banking and Trust Company

    223 West Nash Street

    Wilson, North Carolina 27893

    Attention: Corporate Trust Services

    Fax Number: (252) 246-4303

    11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

    12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any court judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement, the Escrow Agent is hereby expressly authorized in its sole discretion, to obey and comply with all writs, orders or decrees so entered and issued which it is advised by legal counsel of its own choosing is binding upon its, whether with or without jurisdiction, and in the event that the Escrow Agents obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance not withstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

    IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

    BRANCH BANKING AND TRUST COMPANY

    as Escrow Agent

    By: /s/ Timothy W. Krisher, V.P.

    ISSUER:

    Petroleum Development Corporation as

    Managing General Partner of PDC 2006-C

    Limited Partnership

    By: /s/ Steven R. Williams

    DEPOSITOR:

    PDC SECURITIES, INCORPORATED

    By: /s/ Darwin L. Stump

    Schedule 1

    Effective Date:

    Name Of Issuer: PETROLEUM DEVELOPMENT CORPORATION AS

    MANAGING GENERAL PARTNER

    OF PDC 2006-C LIMITED PARTNERSHIP

    Issuer Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Issuer TIN: 95-2636730

    Name of Depositor: PDC SECURITIES, INCORPORATED

    Depositor Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

    Depositor TIN: 55-0613236

    Escrow Deposit: $

    Investment: [Specify]

    [ ] The Branch Banking and Trust Company Account;

    [ ] A trust account with Branch Banking and Trust Company;

    [X] A money market mutual fund, including without limitation the BB&T US Treasury Money Market Fund or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

    [ ] Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.

    Escrow Agent notice address;

    Escrow Agent's compensation:

    Acceptance Fee: $500

    Deposit Fee: $3.00 per subscriber

    Extraordinary Fee: $100 per hour; minimum increment of one hour.

    Out-of-Pocket Expense: Waived

    Check Issuance Disbursement Fee: $5.00 per check issued to each subscriber

    The fees quoted in this schedule apply to services ordinarily rendered in administering an escrow account and are subject to reasonable adjustment when the Escrow Agent is called upon to undertake unusual duties or as changes in the law, procedures or the cost of doing business demand. The extraordinary fee rate in effect ($200/hour) will apply at the time services are provided.

    The Acceptance Fee is payable upon the execution of the Agreement whether or not the escrow account is funded. In the event the escrow is not funded, the Acceptance Fee and all related expenses will not be refunded.

    Schedule 2

    Telephone Number(s) for Call-Backs and

    Person(s) Designated to Confirm Funds Transfer Instructions

    If to Issuer:

    Name Telephone Number

    1. STEVEN R. WILLIAMS (304) 842-3597

    2. JANET W. POTTER (304) 842-3597

    3.

    If to Depositor:

    Name Telephone Number

    1. DARWIN L. STUMP (304) 842-3597

    2.

    3.

    Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement.

    [PDC 2006-D Limited Partnership]

    SUBSCRIPTION ESCROW AGREEMENT

    Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on Schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the "Depositor") and Branch Banking and Trust Company, as escrow agent hereunder (the "Escrow Agent").

    WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-xxxxx (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 175 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit, aggregating $3,500,000;

    WHEREAS, the Depositor has been named as the underwriter in connection with the proposed offering of the Units in accordance with the terms of the underwriting agreement dated as of _______________, 2004 among the Issuer, its general partner and the Depositor (the "Underwriting Agreement"); and

    WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

    NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    1. Appointment. The Issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

    2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in Section 3.

    3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent. All investment orders involving bank accounts, bank money market accounts, short-term certificates of deposit issued by a bank, U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). In the event that the Escrow Agent does not receive directions to invest funds held in the Escrow Account, the Escrow Agent shall invest such funds in bank money market accounts. Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund. The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

    4. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

    (i) If the Issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.

    (ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber Investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

    Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

    5. Escrow Agent. The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

    6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

    7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.

    8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

    9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. The Issuer, Depositor and the Subscribers, as applicable are each required to prepare and file any and all income or other tax returns applicable to the Escrow Account with the Internal Revenue Service and all required state and local departments of revenue in all years income is earned in any particular tax year as and to the extent required under the provisions of the Code. Any taxes payable on income earned from the investment of any sums held in the Escrow Account shall be paid by the Issuer, the Depositor, or the Subscribers, as applicable, whether or not the income was distributed by the Escrow Agent. The Escrow Agent shall have no responsibility for the preparation and/or filing of any tax or information return with respect to any transaction, whether or not related to the Agreement that occurs outside the Escrow Account.

    10. Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;

    upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
    on the next Business Day (as hereinafter defined) if sent by overnight courier; or
    four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.

Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on Schedule 1 is authorized or required by law or executive order to remain closed. Notices shall be addressed as follows:

(i) if to the Issuer:

Petroleum Development Corporation

103 E. Main Street

Bridgeport, WV 26330

Attention: Steven R. Williams

Fax Number:(304)842-0913

(ii) if to the Depositor:

PDC Securities Incorporated

103 E. Main Street

Bridgeport, WV 26330

Attention: Darwin L. Stump

Fax Number: (304)842-0913

(iii) if to the Escrow Agent

Branch Banking and Trust Company

223 West Nash Street

Wilson, North Carolina 27893

Attention: Corporate Trust Services

Fax Number: (252) 246-4303

11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any court judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement, the Escrow Agent is hereby expressly authorized in its sole discretion, to obey and comply with all writs, orders or decrees so entered and issued which it is advised by legal counsel of its own choosing is binding upon its, whether with or without jurisdiction, and in the event that the Escrow Agents obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance not withstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

BRANCH BANKING AND TRUST COMPANY

as Escrow Agent

By: /s/ Timothy W. Krisher, V.P.

ISSUER:

Petroleum Development Corporation as

Managing General Partner of PDC 2006-D

Limited Partnership

By: /s/ Steven R. Williams

DEPOSITOR:

PDC SECURITIES, INCORPORATED

By: /s/ Darwin L. Stump

Schedule 1

Effective Date:

Name Of Issuer: PETROLEUM DEVELOPMENT CORPORATION AS

MANAGING GENERAL PARTNER

OF PDC 2006-D LIMITED PARTNERSHIP

Issuer Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

Issuer TIN: 95-2636730

Name of Depositor: PDC SECURITIES, INCORPORATED

Depositor Notice Address: 103 E. MAIN STREET, BRIDGEPORT, WV 26330

Depositor TIN: 55-0613236

Escrow Deposit: $

Investment: [Specify]

[ ] The Branch Banking and Trust Company Account;

[ ] A trust account with Branch Banking and Trust Company;

[X] A money market mutual fund, including without limitation the BB&T US Treasury Money Market Fund or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

[ ] Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.

Escrow Agent notice address;

Escrow Agent's compensation:

Acceptance Fee: $500

Deposit Fee: $3.00 per subscriber

Extraordinary Fee: $100 per hour; minimum increment of one hour.

Out-of-Pocket Expense: Waived

Check Issuance Disbursement Fee: $5.00 per check issued to each subscriber

The fees quoted in this schedule apply to services ordinarily rendered in administering an escrow account and are subject to reasonable adjustment when the Escrow Agent is called upon to undertake unusual duties or as changes in the law, procedures or the cost of doing business demand. The extraordinary fee rate in effect ($200/hour) will apply at the time services are provided.

The Acceptance Fee is payable upon the execution of the Agreement whether or not the escrow account is funded. In the event the escrow is not funded, the Acceptance Fee and all related expenses will not be refunded.

Schedule 2

Telephone Number(s) for Call-Backs and

Person(s) Designated to Confirm Funds Transfer Instructions

If to Issuer:

Name Telephone Number

1. STEVEN R. WILLIAMS (304) 842-3597

2. JANET W. POTTER (304) 842-3597

3.

If to Depositor:

Name Telephone Number

1. DARWIN L. STUMP (304) 842-3597

2.

3.

Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement.